INVESTOR MEETINGS MARCH 2017

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to future prospects, business strategies, revenues, earnings, cash flow, taxes, adjusted EBITDA, pricing, production, supply, dividend levels, share repurchases, business priorities, performance, cost reductions, operational excellence initiatives, costs and operational synergies, demand drivers and levels, margins, growth, housing markets, capital structure, credit ratings, capital expenditures, cash position, debt levels, and harvests and export markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “continue,” “continued,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “target,” “would” and similar words and terms and phrases using such terms and words, while depictions that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions concerning future events, and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements. Such factors include, without limitation: our ability to successfully integrate the Plum Creek merger; our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the strength of the U.S. dollar; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; domestic and foreign competition; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation; changes in accounting principles; and other factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation the risk factors described in our annual report on Form 10-K for the year ended December 31, 2016. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company’s results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. 2

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 3

DELIVERING ON COMMITMENTS: 2016 Progress and 2017 Goals  Merged with Plum Creek  Divested Cellulose Fibers businesses for $2.5 billion pre-tax  Captured merger cost synergies ahead of schedule and raised target  Achieved over $105 million of OpX and operational synergies  Completed AVO process for all Southern timberlands  Repurchased $2 billion of common shares  Capture additional $95-125 million of OpX and operational synergies  Achieve $125 million run-rate merger cost synergy target by 2017 Q1  Complete Western AVO process by mid-2017  Grow Real Estate & ENR EBITDA to over $250 million  Eliminate $35 million of overhead formerly allocated to Cellulose Fibers ACHIEVED 2016 COMMITMENTS 2017 GOALS ON TRACK 4

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 5

FOCUSED PORTFOLIO OF SCALE ASSETS 6 7 13 2012 2013 2016 MILLION ACRES MILLION ACRES MILLION ACRES Timberlands Wood Products INCREASING FOCUS  UNMATCHED SCALE AND QUALITY WE ARE ONE OF THE LARGEST REITS IN THE U.S. OUR TIMBERLANDS ASSETS ARE WORLD CLASS OUR WOOD PRODUCTS MANUFACTURING FACILITIES ARE LOW COST & INDUSTRY LEADING 45% 58% 90% Timberlands Wood Products Cellulose Fibers WRECO TIMBERLANDS % OF BUSINESS ASSETS 6

THREE BUSINESS SEGMENTS TIMBERLANDS REAL ESTATE, ENERGY & NATURAL RESOURCES WOOD PRODUCTS LARGEST PRIVATE TIMBERLAND OWNER IN THE U.S.  Unmatched scale and diversity  Superior quality and productivity  Sustainably certified MAXIMIZING VALUE FROM EVERY ACRE  Premium recreation and conservation lands  Valuable surface and subsurface resources LEADING WOOD PRODUCTS MANUFACTURER  Lumber, OSB, Engineered Wood, Distribution  Low-cost 7

ONE OF THE LARGEST PRIVATE TIMBERLAND OWNERS IN THE WORLD QUALITY, DIVERSITY & SCALE ARE UNMATCHED NORTH 2.5 MILLION ACRESWEST 3.0 MILLION ACRES SOUTH 7.4 MILLION ACRES 100% CERTIFIED TO SUSTAINABLE STANDARDS 8

REAL ESTATE & ENR: Maximizing the value of every acre ENERGY & NATURAL RESOURCES ▪ Capture value of all surface and subsurface assets • Oil and natural gas • Construction materials and minerals • Wind resources HIGHER AND BETTER USE (HBU) • Capture premium values above timberland value – Recreation – Conservation – Development 9

INDUSTRY LEADING NORTH AMERICAN WOOD PRODUCTS PRODUCER LUMBER PRODUCTION 3rd OSB PRODUCTION 4th ENGINEERED WOOD REVENUE 1st DISTRIBUTION FACILITIES (not shown) 17 $4.3 Revenue and statistics for full year 2016. Engineered Wood revenue includes solid section and I-Joist products. *Production capacity for engineered wood mills represents total press capacity. Three facilities also produce I-Joists to meet market demand. In 2016, approximately 25% of the total press production was converted into 184 million lineal feet of I-Joist. BILLION REVENUE 4 VENEER / PLYWOOD MILLS 610 million square feet plywood capacity 6 ENGINEERED WOOD MILLS 43 million cubic feet solid section capacity* 19 LUMBER MILLS 4.9 billion board feet capacity 6 ORIENTED STRAND BOARD MILLS 3.0 billion board feet capacity 1 MEDIUM DENSITY FIBERBOARD MILL 265 million square feet capacity WY OWNED AND LICENSED TIMBERLANDS 10

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 11

TIMBERLANDS: OpX performance OPERATIONAL EXCELLENCE 20 14 -1 5 20 16 PROGRESS GOAL $64 MM $42 MM $200 MM TOTAL GOAL KEY INITIATIVES  Capture operational synergies ̶ Optimize wood flows: minimize costs and increase realizations ̶ Optimize silviculture: cost and value creation ̶ Best practices: harvesting and transportation  Continue with OpX focus and expand to larger footprint ̶ Steep slope logging technologies ̶ Central truck dispatch $40-50 MM TARGET20 17 12

TIMBERLANDS: Relative performance ADJUSTED EBITDA* / ACRE OWNED U.S. WEST ADJUSTED EBITDA* / ACRE OWNED U.S. SOUTH Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. **WY excludes Real Estate, Energy & Natural Resources and includes Plum Creek Washington, Oregon and Southern operations for all periods presented. Excludes EBITDA and acreage associated with Twin Creeks joint venture, which is reported in Other Timberlands. Longview Timber included beginning in 2014. ***Pope Resources results exclude significant land sales in 2014 Q3 and Q4. Including these sales, 2014 EBITDA/acre = $263. ****Deltic results reflect 2016 Q3 LTM. 2016 Q4 data not yet available. Deltic EBITDA calculated as Woodlands operating income plus Woodlands depreciation, amortization and cost of fee timber harvested. $45 $95 $145 $195 $245 2011 2012 2013 2014 2015 2016 $0 $20 $40 $60 $80 2011 2012 2013 2014 2015 2016 WY Timberlands, including Plum Creek** NCREIF Rayonier Pope Resources*** Deltic**** 13

REAL ESTATE: Delivering the most value from every acre Identify opportunities to capture premium value (Asset Value Optimization — AVO) Determine timber net present value for each acre Deliver a premium to timber net present value 2 3 1 14

REAL ESTATE & ENR SEGMENT RAMPING UP KEY INITIATIVES  Completed AVO analysis for WY Southern timberlands ̶ Identified approximately 500,000 of 4.0 million acres ̶ Primarily HBU  Western analysis on track for completion by mid-2017  Identified acres will be brought to market over the next decade ̶ Currently listing some newly identified Southern acres  Goal: capture average premium of 30% across portfolio $250 Million ADJUSTED EBITDA REAL ESTATE & ENR 2016 2017 $189 MM OVER $250 MM AVO IS AN ONGOING PROCESS 15

WOOD PRODUCTS: OpX performance  Controllable cost  Improved recovery  Focused capital investments  Reliability  Controllable cost  Enhanced product mix  Controllable cost  Improved recovery  Improved product margins  Reduced operating costs  Lower selling expenses KEY INITIATIVES $46 $34 $69 $43 $16 $21 $12 $15 0 20 40 60 80 100 LUMBER OSB EWP DISTRIBUTION $ m ill io ns $20-25 $20-25 $5-10 $10-15 $192 MM 2014-15 PROGRESS $64 MM 2016 PROGRESS $55-75 MM 2017 TARGET 16

WOOD PRODUCTS: Relative performance LUMBER ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE -5% 0% 5% 10% 15% 20% 2011 2012 2013 2014 2015 2016 Canfor Lumber Interfor Lumber West Fraser Lumber WY Lumber EWP ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE -3% 0% 3% 6% 9% 12% 15% 18% 2011 2012 2013 2014 2015 2016 Boise Wood Products LPX EWP WY EWP -6% 4% 14% 24% 2011 2012 2013 2014 2015 2016 Ainsworth OSB LPX OSB Norbord OSB WY OSB OSB ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE DISTRIBUTION ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE -10% -8% -6% -4% -2% 0% 2% 4% 2011 2012 2013 2014 2015 2016 Boise Distribution Blue Linx Distribution WY Distribution Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. Source for competitor data: public SEC filings and financial reports | *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. 17

COST REDUCTIONS: Exceeding $100 million synergy target  Achieved original $100 million run rate target  Raised target by 25%  Labor reductions and facility consolidation – 80% SG&A and 20% cost of sales $125 MILLION HARD DOLLAR COST SYNERGIES BY 2017 Q1 $35 MILLION CELLULOSE FIBERS ALLOCATED OVERHEAD  Reductions on track for 2017 year-end 18

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 19

RETURNING CASH TO SHAREHOLDERS Quarterly dividend per share SUSTAINABLE AND GROWING DIVIDEND $0.15 $0.31 2011 Q1 2017 Q1 $500 MILLION $2.0 BILLION ACCELERATED SHARE REPURCHASE MORE THAN DOUBLED SINCE 2011 COMPLETED REMAINING AUTHORIZATION 20

INVESTING IN OUR BUSINESSES: Disciplined capital expenditures for 2017 TIMBERLANDS  Reduce costs and improve productivity  Maintenance capex  Silviculture  Roads and infrastructure 2017 C A P E X FOCUS WOOD PRODUCTS REAL ESTATE, ENERGY & NATURAL RESOURCES  Primarily entitlement activities $135 MILLION $300 MILLION MINIMAL 21

▪ Completing comprehensive review of all acres ̶ Strategic review of Uruguay on track ▪ Continue to strategically upgrade timberland portfolio ̶ Divest less productive or non-strategic timberlands ̶ Reinvest in more productive lands in strategic markets ▪ Goal is the most valuable timberland portfolio, not necessarily the biggest WEYERHAEUSER TIMBERLANDS = UNMATCHED IN SCALE, PRODUCTIVITY AND VALUE INVESTING IN OUR BUSINESSES: Optimize timberland portfolio 22

▪ Solid investment grade credit ratings • Moody’s: Baa2 stable • S&P: BBB- stable ▪ Target Net Debt / Adjusted EBITDA < 3.5x ▪ Net Debt to Enterprise Value 21%* MAINTAIN APPROPRIATE CAPITAL STRUCTURE *As of December 31, 2016. **Approximately 92% fixed rate. Weighted average cost of debt approx. 6.0%. $0 $400 $800 $1,200 $1,600 $2,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 $ M IL LI O N S LONG-TERM DEBT APPROXIMATELY $6.6 BILLION** 23

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 24

CONTINUED GROWTH IN U.S. HOUSING MARKET U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE  Growth supported by: ̶ Rising employment and wages ̶ Historically low mortgage rates ̶ Demographics ̶ Pent-up housing demand  Current supply constraints: ̶ Labor shortages ̶ Mortgage availability ̶ Lot availability ANTICIPATE 1.25 – 1.3 MILLION STARTS IN 2017 AND SINGLE-FAMILY GROWTH OF OVER 10% 0.0 0.5 1.0 1.5 2.0 2.5 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 M IL L IO N S QUARTERLY Multi-family Single-family Source: Bureau of Census, *FEA, *RISI Forecast* RISI FEA 25

LUMBER: Strong pricing driven by demand growth and Canadian export constraints  Strong new residential demand  Rising repair and remodel expenditures  Canadian market share to decline: ̶ Softwood lumber dispute ̶ Pine beetle and AAC reductions limit harvest ̶ 2% Canadian share ≈ 1 BBF lumber demand  Increasing operating rates CANADIAN LUMBER EXPORTS TO U.S. PRICING OUTLOOK FRAMING LUMBER COMPOSITE KEY DRIVERS SENSITIVITY $10/MBF ≈ $45 million EBITDA 150 200 250 300 350 400 450 500 2005 2007 2009 2011 2013 2015 2017 2019 $/ M B F QUARTERLYSources: Random Lengths, *RISI, *FEA Forecast* RISI FEA 0% 5% 10% 15% 20% 25% 30% 35% 40% 0 5 10 15 20 25 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 S H A R E O F C O N S U M P T IO N IN P E R C E N T E X P O R T S IN B B F ANNUAL Canadian Lumber Exports to U.S. Canadian Share of U.S. Consumption Source: Random Lengths, FEA Nov YTD Annualized 26

SOFTWOOD LUMBER DISPUTE: Current status  U.S. International Trade Commission determined there is reasonable indication that U.S. producers have been injured by imports of Canadian lumber  Expect preliminary U.S. Department of Commerce determinations regarding:  Countervailing duties in late April  Anti-dumping duties in late June  Negotiations on hold while U.S. appointees are confirmed and take office WEYERHAEUSER’S PREFERENCE REMAINS FOR A NEGOTIATED AGREEMENT 27

SOUTHERN SAWLOGS: Improving demand and pricing KEY DRIVERS SENSITIVITY $5/ton ≈ $75 million EBITDA PRICING OUTLOOK DELIVERED SOUTHERN AVG PINE SAWLOG U.S. SOUTH LUMBER PRODUCTION  Lumber production increasing in the U.S. South  Constrained Canadian lumber supply and reduced market share  Southern mills continue to recapitalize and expand production capacity ̶ Southern lumber production to exceed prior peak  Log supply and demand to come into balance 0 5 10 15 20 2004 2006 2008 2010 2012 2014 2016 2018 2020 B B F O F LU M B E R ANNUALSource: Census, WWPA, COFI, *FEA Forecast* FEA 20 30 40 50 60 70 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 $/ G R EE N T O N ANNUAL Forecast* Source: Timber Mart-South, *FEA, *RISI RISI FEA 28

WESTERN SAWLOGS: Strong demand from export and domestic markets KEY DRIVERS  Steady demand for premium Japanese logs ̶ Wooden housing starts up over 8% in 2016  Chinese economic growth supports continued demand for U.S. logs ̶ Softwood log imports up 13% in 2016 ̶ Chinese log inventories remain in line  Domestic demand increasing ̶ California single-family starts significantly below normalized levels SENSITIVITY $20/MBF ≈ $30 million EBITDA WESTERN PRICING OUTLOOK DELIVERED DOUGLAS FIR #2 WEST COAST SOFTWOOD LOGS EXPORTS TO ASIA 0.0 0.3 0.5 0.8 1.0 1.3 1.5 1.8 2.0 2.3 2000 2002 2004 2006 2008 2010 2012 2014 2016 BB F SC RI BN ER Korea China Japan Source: Random Lengths Yardstick ANNUAL 0 100 200 300 400 500 600 700 800 900 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 $/ M B F ANNUAL Forecast* Source: Log Lines, *FEA, *RISI RISI FEA 29

OSB: Continued strong markets  Demand increasing steadily, driven by ̶ Single-family starts ̶ Repair & remodel  Anticipate continued strong operating rates  Industry capacity additions will meet rising demand PRICING OUTLOOK NORTH CENTRAL OSB SENSITIVITY $10/MSF ≈ $30 million EBITDA NORTH AMERICAN OSB DEMAND AND OPERATING RATE KEY DRIVERS 0% 20% 40% 60% 80% 100% 0 5 10 15 20 25 30 35 2005 2007 2009 2011 2013 2015 2017 2019 O P E R AT IN G R AT E IN P E R C E N T D E M A N D IN B S F 3/ 8" B A S IS ANNUAL North American OSB Demand Operating Rate Forecast Source: FEA FEA FEA 100 150 200 250 300 350 400 450 2005 2007 2009 2011 2013 2015 2017 2019 $/ M S F QUARTERLYSource: Random Lengths, *RISI, *FEA Forecast* RISI FEA 30

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 31

APPENDIX 32

ADJUSTED EBITDA RECONCILIATION: Timberlands

$ Millions	2011	2012	2013	2014	2015	2016
West	$279	$258	$373	$571	$459	$443
South	226	298	328	410	430	426
North	29	28	32	47	41	26
Other	(15)	(8)	46	2	7	6
Adjusted EBITDA including Legacy Plum Creek operations[1,3]	**$519**	**$576**	**$779**	**$1,030**	**$937**	**$901**
Less: EBITDA attributable to Plum Creek[2]	175	203	235	291	260	36
Weyerhaeuser Timberlands Adjusted EBITDA[3]	**$344**	**$373**	**$544**	**$739**	**$677**	**$865**
Depletion, Depreciation & Amortization	138	143	168	207	207	366
Special Items	-	-	-	-	-	-
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**	**$499**
Interest Income and Other	4	3	4	-	-	-
Loss Attributable to Non-Controlling Interest	-	1	-	-	-	-
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**	**$499**

1. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment, and include Plum Creek. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
2. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.
3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

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ADJUSTED EBITDA RECONCILIATION: Wood Products $ Millions 2011 2012 2013 2014 2015 20161 Lumber ($7) $130 $317 $319 $212 $289 OSB (4) 143 247 46 41 183 EWP 6 17 45 79 114 145 Distribution (37) (29) (33) 2 10 25 Other (1) (15) (2) - (5) (1) Adjusted EBITDA2 ($43) $246 $574 $446 $372 $641 Depletion, Depreciation & Amortization (151) (133) (123) (119) (106) (129) Special Items (52) 6 (10) - (8) - Operating Income (GAAP) ($246) $119 $441 $327 $258 $512 Interest Income and Other 3 1 - - - - Net Contribution to Earnings ($243) $120 $441 $327 $258 $512 1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. 34